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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 1999

                              THE LOEWEN GROUP INC.

             (Exact name of registrant as specified in its charter)

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
        British Columbia, Canada                     0-18429                            98-0121376
    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)
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
         4126 Norland Avenue, Burnaby, British Columbia       V5G 3S8
             (Address of principal executive offices)        (zip code)
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Registrant's telephone number, including area code      604-299-9321

                                       N/A

          (Former name or former address, if changed since last report)

                                                      Exhibit Index is on page 3
                                                                     Page 1 of 4
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ITEM 5.           OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

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
                  Exhibit No.       Description
                  -----------       -----------
                  Exhibit 99        The Loewen Group Inc. Press Release dated
                                    April 14, 1999
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 1999

                                        THE LOEWEN GROUP INC.

                                        By:    /s/ Bradley D. Stam

                                        Name:  Bradley D. Stam

                                        Title: Senior Vice President, Law
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                                  EXHIBIT INDEX

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                                                                                        Sequential
Number            Exhibit                                                               Page Number
------            -------                                                               -----------
99                The Loewen Group Inc.                                                     4
                  Press Release dated April 14, 1999
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